FEDERATED MUNI AND STOCK ADVANTAGE FUND

(A portfolio of Federated Income Securities Trust)


Supplement to the Prospectus dated September 22, 2003
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Since the inception of the Fund, the Adviser has  voluntarily  waived its entire advisory fee (1.00% of average net assets annually) and voluntarily reimbursed the Fund for certain expenses. Currently, the Adviser is reimbursing the Fund for expenses at the annual rate of 0.45% annually. In addition, with respect to Class A Shares, the shareholder services provider is waiving its fee of 0.25% annually, and the Fund is not paying or accruing any distribution fee. The Adviser has informed the Fund that it intends to continue the waiver of its entire advisory fee and to continue the reimbursement of certain expenses through August 31, 2004, the end of the Fund's fiscal year. The Adviser intends to reduce the rate of its reimbursement of expenses by 0.05% per month through the end of the Fund's fiscal year; under this plan, the Adviser's reimbursement will be reduced to an annual rate of 0.25% by August 31, 2004. At that time, the Adviser and the shareholder services provider will re-evaluate their waiver and reimbursement practices and may eliminate waivers and/or reimbursement entirely.
Certain  additional   information  regarding  the  effect  of  the  waivers  and reimbursement are set forth in the fee table, below.

Please replace the section entitled "What are the Fund's Fees and Expenses?" with the following:


FEDERATED MUNI AND STOCK ADVANTAGE FUND

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, B and C Shares.


Shareholder Fees                                                Class A         Class B         Class C
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             5.50%           None            1.00%

Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as
applicable)                                                     0.00%           5.50%           1.00%

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage
of offering price)                                              None            None            None

Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                  None            None            None

Exchange Fee                                                    None            None            None

Annual Fund Operating Expenses (Before Waivers)1

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee2                                                 1.00%           1.00%           1.00%
Distribution (12b-1) Fee                                        0.25% 3         0.75%           0.75%
Shareholder Services Fee                                        0.25% 4         0.25%           0.25%
Other Expenses5                                                 0.75%           0.75%           0.75%
Total Annual Fund Operating Expenses                            2.25%           2.75% 6         2.75%

1 The percentages shown are based on expenses for the entire fiscal year ending August 31, 2004. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, distributor and shareholder services provider expect to waive and reimburse certain amounts. These are shown below along with the net expenses the Fund expects to actually pay for the fiscal year ending August 31, 2004.

   Total Waivers and Reimbursements of Fund Expenses            1.75%           1.25%           1.25%

  Total Actual Annual Fund Operating Expenses (after
  waivers and reimbursements)                                   0.50%           1.50%           1.50%



As of April 9, 2004, Class A Shares operating expenses were 0.30%, Class B Shares were 1.30% and Class C Shares were 1.30%. The Adviser anticipates increasing expenses 0.05% per month through the Fund's fiscal year. At that time, Class A Shares expenses are expected to be 0.50%, Class B Shares 1.50% and Class C Shares 1.50%.

2 The Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee to be paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending August 31, 2004.

3 Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending August 31, 2004.

4 The shareholder services provider expects to voluntarily waive the shareholder services fee for Fund's Class A Shares. The shareholder services provider can terminate this anticipated voluntary waiver at any time. The shareholder services fee to be paid by the Fund's Class A Shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending August 31, 2004.

5 The Adviser expects to voluntarily reimburse certain operating expenses of the Fund. The Adviser can terminate this anticipated voluntary reimbursement at any time. Total other expenses paid by the Fund (after the anticipated voluntary reimbursement) is expected to be 0.50% for the fiscal year ending August 31, 2004.

6 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund's Class A, B and C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, B and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B and C Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                             1 Year   3 Years    5 Years    10 Years

Class A:
Expenses assuming redemption            $766     $1,215     $1,689     $2,993
Expenses assuming no redemption         $776     $1,215     $1,689     $2,993

Class B:
Expenses assuming redemption            $828     $1,253     $1,654     $2,900
Expenses assuming no redemption         $278     $853       $1,454     $2,900

Class C:
Expenses assuming redemption            $378     $853       $1,454     $3,080
Expenses assuming no redemption         $278     $853       $1,454     $3,080

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                                                                   April 9, 2004




Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811

30368 (4/04)